UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024 (April 23, 2024)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 23, 2024, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended March 31, 2024. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2024	2023	2023

Core non-interest expense:
Total non-interest expense	$68,465	$67,689	$56,479
Less: acquisition-related expenses	(84)	1,276	551
Core non-interest expense	$68,549	$66,413	$55,928

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2024	2023	2023

Efficiency ratio:
Total non-interest expense	$68,465	$67,689	$56,479
Less: amortization of other intangible assets	2,788	3,271	1,871
Adjusted total non-interest expense	65,677	64,418	54,608

Total non-interest income	25,779	24,134	19,060
Less: net loss on investment securities	(1)	(1,592)	(1,935)
Less: net loss on asset disposals and other transactions	(341)	(619)	(246)
Total non-interest income, excluding net gains and losses	26,121	26,345	21,241

Net interest income	86,640	88,369	72,878
Add: fully tax-equivalent adjustment (a)	400	414	399
Net interest income on a fully tax-equivalent basis	87,040	88,783	73,277

Adjusted revenue	$113,161	$115,128	$94,518

Efficiency ratio	58.04%	55.95%	57.78%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$68,549	$66,413	$55,928
Less: amortization of other intangible assets	2,788	3,271	1,871
Adjusted core non-interest expense	65,761	63,142	54,057

Adjusted revenue	$113,161	$115,128	$94,518

Efficiency ratio adjusted for non-core items	58.11%	54.85%	57.19%

(a) Tax effect is calculated using a 23.3% blended corporate income tax rate for all periods presented.

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands, except per share data)	2024	2023	2023	2023	2023

Tangible equity:
Total stockholders' equity	$1,062,002	$1,053,534	$993,219	$998,907	$819,543
Less: goodwill and other intangible assets	409,285	412,172	408,494	413,172	324,562
Tangible equity	$652,717	$641,362	$584,725	$585,735	$494,981

Tangible assets:
Total assets	$9,270,774	$9,157,382	$8,942,534	$8,786,635	$7,311,520
Less: goodwill and other intangible assets	409,285	412,172	408,494	413,172	324,562
Tangible assets	$8,861,489	$8,745,210	$8,534,040	$8,373,463	$6,986,958

Tangible book value per common share:
Tangible equity	$652,717	$641,362	$584,725	$585,735	$494,981
Common shares outstanding	35,486,234	35,314,745	35,395,990	35,374,916	28,488,158

Tangible book value per common share	$18.39	$18.16	$16.52	$16.56	$17.37

Tangible equity to tangible assets ratio:
Tangible equity	$652,717	$641,362	$584,725	$585,735	$494,981
Tangible assets	$8,861,489	$8,745,210	$8,534,040	$8,373,463	$6,986,958

Tangible equity to tangible assets	7.37%	7.33%	6.85%	7.00%	7.08%

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2024	2023	2023

Pre-provision net revenue:
Income before income taxes	$37,852	$43,529	$33,606
Add: provision for credit losses	6,102	1,285	1,853
Add: loss on OREO	—	—	10
Add: loss on investment securities	1	1,592	1,935
Add: loss on other assets	309	586	229
Add: loss on other transactions	32	33	7
Pre-provision net revenue	$44,296	$47,025	$37,640

Total average assets	9,021,651	8,826,655	7,222,464

Pre-provision net revenue to total average assets (annualized)	1.97%	2.11%	2.11%
Weighted-average common shares outstanding – diluted	35,051,810	35,089,825	28,021,879
Pre-provision net revenue per common share – diluted	$1.24	$1.34	$1.34

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2024	2024	2023

Annualized net income adjusted for non-core items:
Net income	$29,584	$33,825	$26,560
Add: net loss on investment securities	1	1,592	1,935
Less: tax effect of net loss on investment securities (a)	—	334	406
Add: net loss on asset disposals and other transactions	341	619	246
Less: tax effect of net loss on asset disposals and other transactions (a)	72	130	52
Add: acquisition-related expenses	(84)	1,276	551
Less: tax effect of acquisition-related expenses (a)	(18)	268	116
Net income adjusted for non-core items	$29,788	$36,580	$28,718

Days in the period	91	92	90
Days in the year	366	365	365
Annualized net income	$118,986	$134,197	$107,716
Annualized net income adjusted for non-core items	$119,807	$145,127	$116,467
Return on average assets:
Annualized net income	$118,986	$134,197	$107,716
Total average assets	$9,021,651	$8,826,655	$7,222,464
Return on average assets	1.32%	1.52%	1.49%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$119,807	$145,127	$116,467
Total average assets	$9,021,651	$8,826,655	$7,222,464
Return on average assets adjusted for non-core items	1.33%	1.64%	1.61%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2024	2023	2023

Annualized net income excluding amortization of other intangible assets:
Net income	$29,584	$33,825	$26,560
Add: amortization of other intangible assets	2,788	3,271	1,871
Less: tax effect of amortization of other intangible assets (a)	585	687	393
Net income excluding amortization of other intangible assets	$31,787	$36,409	$28,038

Days in the period	91	92	90
Days in the year	366	365	365
Annualized net income	$118,986	$134,197	$107,716
Annualized net income excluding amortization of other intangible assets	$127,847	$144,449	$113,710

Average tangible equity:
Total average stockholders' equity	$1,052,781	$1,002,515	$801,465
Less: average goodwill and other intangible assets	410,719	411,616	325,545
Average tangible equity	$642,062	$590,899	$475,920

Return on average stockholders' equity ratio:
Annualized net income	$118,986	$134,197	$107,716
Average stockholders' equity	$1,052,781	$1,002,515	$801,465

Return on average stockholders' equity	11.30%	13.39%	13.44%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$127,847	$144,449	$113,710
Average tangible equity	$642,062	$590,899	$475,920

Return on average tangible equity	19.91%	24.45%	23.89%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 23, 2024 to discuss results of operations for the quarter and twelve months ended December 31, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 29, 2024	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer